Exhibit 3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the Pre-Effective Amendment No. 1 to the Registration Statement of Conseco Variable Insurance Company Separate Account L on Form S-6 (File No. 333-53462) of our report dated April 6, 2001, on our audits of the financial statements of Conseco Variable Insurance Company. We also consent to the reference to our Firm under the caption "Experts".


                                                      PricewaterhouseCoopers LLP


Indianapolis, Indiana
May 25, 2001